GAMCO GLOBAL SERIES FUNDS, INC.

The Gabelli International Small Cap Fund

(the “Fund”)

Supplement dated February 23, 2023, to the Fund’s Summary Prospectus for Class AAA Shares, Class A Shares, and Class I Shares, dated April 29, 2022

Effective February 23, 2023, the Fund’s Average Annual Total Returns Table is replaced in its entirety with the following:

Average Annual Total Returns (for the years ended December 31, 2021, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
Gabelli International Small Cap Fund
Class AAA Shares
Return Before Taxes	4.16%	9.64%	8.06%
Return After Taxes on Distributions	3.76%	6.02%	6.11%
Return After Taxes on Distributions and Sale of Fund Shares	2.93%	6.98%	6.23%
Class A Shares
Return Before Taxes	(1.76)%	7.89%	7.18%
Class I Shares
Return Before Taxes	4.18%	9.80%	8.39%
MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses, or taxes)	10.10%	11.04%	10.80%

Please retain this Supplement for future reference.